                                                                    EXHIBIT 20.1

                                                                       EXHIBIT C

           FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                      FIRST UNION MASTER CREDIT CARD TRUST

       The information which is required to be prepared with respect to the Distribution Date DECEMBER 15, 1999 and with respect to the performance of the Trust during the preceding Monthly Period.

       Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A    Information Regarding the Currrent Monthly Distribution
     (Stated on the basis of $1,000 Original Certificate Principal Amount)

     1              The amount of the current monthly distribution in
                    respect of Class A Monthly Principal                                                          0
                                                                                              ----------------------

     2              The amount of the current monthly distribution in
                    respect of Class B Monthly Principal                                                          0
                                                                                              ----------------------

     3              The amount of the current monthly distribution in
                    respect of Collateral Monthly Principal                                                       0
                                                                                              ----------------------

     4              The amount of the current monthly distribution in
                    respect of CLASS A MONTHLY INTEREST                                                   4,270,333
                                                                                              ----------------------

     5              The amount of the current monthly distribution in
                    respect of Class A Deficiency Amounts                                                         0
                                                                                              ----------------------

     6              The amount of the current monthly distribution in
                    respect of Class A Additional Interest                                                        0
                                                                                              ----------------------

     7              The amount of the current monthly distribution in
                    respect of CLASS B MONTHLY INTEREST                                                     356,919
                                                                                              ----------------------

     8              The amount of the current monthly distribution in
                    respect of Class B Deficiency Amounts                                                         0
                                                                                              ----------------------

     9              The amount of the current monthly distribution in
                    respect of Class B Additional Interest                                                        0
                                                                                              ----------------------

     10             The amount of the current monthly distribution in
                    respect of COLLATERAL MONTHLY INTEREST                                                  588,983
                                                                                              ----------------------

     11             The amount of the current monthly distribution in
                    respect of any accrued and unpaid Collateral monthly interest                                 0
                                                                                              ----------------------

B    Information Regarding the Performance of the Trust

     1              COLLECTION OF PRINCIPAL RECEIVABLES

                    a)             The aggregate amount of Principal Collections
                                   processed during the preceding Monthly
                                   Period which were allocated in respect of the
                                   Class A Certificates                                                  89,210,220
                                                                                              ----------------------

                    b)             The aggregate amount of Principal Collections
                                   processed during the preceding Monthly Period
                                   which were allocated in respect of the Class
                                   B Certificates                                                         7,299,044
                                                                                              ----------------------

                    c)             The aggregate amount of Principal Collections
                                   processed during the preceding Monthly Period
                                   which were allocated in respect of the
                                   Collateral Interest                                                   11,624,365
                                                                                              ----------------------

     2              PRINCIPAL RECEIVABLES IN THE TRUST

                    a)             The aggregate amount of Principal
                                   Receivables in the Trust as of the end of the
                                   day on the last day of the preceding Monthly
                                   Period (ending Principal Balance)                                  1,954,237,717
                                                                                              ----------------------

                    b)             The amount of Principal Receivables in the
                                   Trust represented by the Investor Interest of
                                   Series 1996-1 as of the end of the day on the
                                   last day of the preceding Monthly Period                           1,115,151,821
                                                                                              ----------------------

                    c)             The amount of Principal Receivables in the
                                   Trust represented by the Series 1996-1
                                   Adjusted Investor Interest as of the end of
                                   the day on the last day of the preceding
                                   Monthly Period                                                     1,115,151,821
                                                                                              ----------------------

                    d)             The amount of Principal Receivables in the
                                   Trust represented by the Class A Investor
                                   Interest as of the end of the day on the last
                                   day of the preceding  Monthly Period                                 920,000,000
                                                                                              ----------------------

                    e)             The amount of Principal Receivables in the
                                   Trust represented by the Class A Adjusted
                                   Investor Interest as of the end of the day on
                                   the last day of the preceding Monthly Period                         920,000,000
                                                                                              ----------------------

                    f)             The amount of Principal Receivables in the
                                   Trust represented by the Class B Investor
                                   Interest as of the end of the day on the last
                                   day of the preceding Monthly Period                                   75,273,000
                                                                                              ----------------------

                    g)             The amount of Principal Receivables in the
                                   Trust represented by the Collateral Interest
                                   as of the end of the day on the last day of
                                   the preceding Monthly Period                                         119,878,821
                                                                                              ----------------------

                    h)             The Floating Investor Percentage with
                                   respect to the preceding Monthly Period                                   57.27%
                                                                                              ----------------------

                    I)             The Class A Floating Allocation with respect
                                   to the preceding Monthly Period                                           47.25%
                                                                                              ----------------------

                    j)             The Class B Floating Allocation with respect
                                   to the preceding Monthly Period                                            3.87%
                                                                                              ----------------------

                    k)             The Collateral Floating Allocation with respect
                                   to the preceding Monthly Period                                            6.16%
                                                                                              ----------------------

                    l)             The Fixed Investor Percentage with respect to
                                   the preceding Monthly Period                                        N/A
                                                                                              ----------------------

                    m)             The Class A Fixed Allocation with respect to
                                   the preceding Monthly Period                                        N/A
                                                                                              ----------------------

                    n)             The Class B Fixed Allocation with respect to
                                   the preceding Monthly Period                                        N/A
                                                                                              ----------------------

                    o)             The Collateral Fixed Allocation with respect
                                   to the preceding Monthly Period                                     N/A
                                                                                              --------------------

     3              DELINQUENT BALANCES

                    The aggregate amount of outstanding balances in
                    the Accounts which were delinquent as of the end
                    of the day on the last day of the preceding
                    Monthly Period:
                                                        Aggregate                             Percentage of
                                                        Account                               Total
                                                        Balance                               Receivables

                    a) 35 - 64 days                         24,804,597                                        1.22%
                                                        ---------------                       ----------------------
                    b) 65-94 days                           15,372,154                                        0.76%
                                                        ---------------                       ----------------------
                    c) 95-124 days                          13,311,767                                        0.66%
                                                        ---------------                       ----------------------
                    d) 125-154 days                          9,907,616                                        0.49%
                                                        ---------------                       ----------------------
                    e) 155 or more days                      7,561,791                                        0.37%
                                                        ---------------                       ----------------------
                    Total                                   70,957,925                                        3.50%
                                                        ---------------                       ----------------------

     4              CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)

                    a)             The Aggregate Credit Loss Amount for
                                   the preceding Monthly Period                                           3,916,314
                                                                                              ----------------------

                    b)             The Class A Credit Loss Amount for
                                   the preceding Monthly Period                                           3,230,958
                                                                                              ----------------------

                    c)             The Class B Credit Loss Amount for
                                   the preceding Monthly Period                                             264,352
                                                                                              ----------------------

                    d)             The Collateral Credit Loss Amount for
                                   the preceding Monthly Period                                             421,004
                                                                                              ----------------------

     5              INVESTOR CHARGE OFFS

                    a)             The aggregate amount of Class A Investor
                                   Charge Offs for the preceding Monthly Period                                   0
                                                                                              ----------------------

                    b)             The aggregate amount of Class A Investor
                                   Charge Offs set forth in 5(a) above per
                                   $1,000 of original certificate principal
                                   amount                                                                         0
                                                                                              ----------------------

                    c)             The aggregate amount of Class B Investor
                                   Charge Offs for the preceding Monthly Period                                   0
                                                                                              ----------------------

                    d)             The aggregate amount of Class B Investor
                                   Charge Offs set forth in 5(c above per $1,000
                                   of original certificate principal amount                                       0
                                                                                              ----------------------

                    e)             The aggregate amount of Collateral Charge
                                   Offs for the preceding Monthly Period                                          0
                                                                                              ----------------------

                    f)             The aggregate amount of Collateral Charge
                                   Offs set forth in 5(e) above per $1,000 of
                                   original certificate principal amount                                          0
                                                                                              ----------------------

                    g)             The aggregate amount of Class A Investor
                                   Charge Offs reimbursed on the Transfer Date
                                   immediately preceding this Distribution Date                                   0
                                                                                              ----------------------

                    h)             The aggregate amount of Class A Investor
                                   Charge Offs set forth in 5(g) above per
                                   $1,000 original certificate principal amount
                                   reimbursed on the Transfer Date immediately
                                   preceding this Distribution Date                                               0
                                                                                              ----------------------

                    I)             The aggregate amount of Class B Investor
                                   Charge Offs reimbursed on the Transfer Date
                                   immediately preceding this Distribution Date                                   0
                                                                                              ----------------------

                    j)             The aggregate amount of Class B Investor
                                   Charge Offs set forth in 5(I) above per
                                   $1,000 original certificate principal amount
                                   reimbursed on the Transfer Date immediately
                                   preceding this Distribution Date                                               0
                                                                                              ----------------------

                    k)             The aggregate amount of Collateral Charge
                                   Offs reimbursed on the Transfer Date
                                   immediately preceding this Distribution Date                                   0
                                                                                              ----------------------

                    l)             The aggregate amount of Collateral Charge
                                   Offs set forth in 5(k) above per $1,000
                                   original certificate principal amount
                                   reimbursed on the Transfer Date immediately
                                   preceding this Distribution Date                                               0
                                                                                              ----------------------

     6              INVESTOR SERVICING FEE - 1.25% (ALLOCABLE TO SERIES 1996-1)

                    a)             The amount of the Class A Servicing Fee
                                   payable by the Trust to the Servicer for
                                   the preceding Monthly Period                                             958,333
                                                                                              ----------------------

                    b)             The amount of the Class B Servicing Fee
                                   payable by the Trust to the Servicer for the
                                   preceding Monthly Period                                                  78,409
                                                                                              ----------------------

                    c)             The amount of the Collateral Servicing Fee
                                   payable by the Trust to the Servicer for
                                   the preceding Monthly Period                                             124,874
                                                                                              ----------------------

                    d)             The amount of Servicer Interchange (.75%)
                                   payable by the Trust to the Servicer for the
                                   preceding Monthly Period                                                 696,970
                                                                                              ----------------------

     7              REALLOCATIONS

                    a)             The amount of Reallocated Collateral Principal
                                   collections with respect to this Distribution Date                             0
                                                                                              ----------------------

                    b)             The amount of Reallocated Class B Principal
                                   collections with respect to this Distribution Date                             0
                                                                                              ----------------------

                    c)             The COLLATERAL BALANCE as of the close of
                                   business on this Distribution Date                                   119,878,821
                                                                                              ----------------------

                    d)             The CLASS B INVESTOR BALANCE as of the close
                                   of business on this Distribution Date                                 75,273,000
                                                                                              ----------------------

     8              FINANCE CHARGE COLLECTIONS (MINUS SERVICER INTERCHANGE)
                    ALLOCABLE TO SERIES 1996-1

                    a)             The aggregate amount of Collections of Finance
                                   Charge Receivables processed during the
                                   preceding Monthly Period which were allocated
                                   in respect of the Class A Certificates                                17,298,654
                                                                                              ----------------------

                    b)             The aggregate amount of Collections of
                                   Finance Charge Receivables processed during
                                   the preceding Monthly Period which were
                                   allocated in respect of the Class B
                                   Certificates                                                           1,415,349
                                                                                              ----------------------

                    c)             The aggregate amount of Collections of
                                   Finance Charge Receivables processed during
                                   the preceding Monthly Period which were
                                   allocated in respect of the Collateral
                                   Interest                                                               2,254,068
                                                                                              ----------------------

     9              PRINCIPAL FUNDING ACCOUNT

                    a)             The principal amount on deposit in the Principal
                                   Funding Account on or before the Transfer Date
                                   of the preceding Monthly Period                                                0
                                                                                              ----------------------

                    b)             The Accumulation Shortfall with respect to the
                                   preceding Monthly Period                                                       0
                                                                                              ----------------------

                    c)             The Principal Funding Investment Proceeds
                                   deposited in the Finance Charge Account on or
                                   before the Transfer Date of the preceding
                                   Monthly Period                                                                 0
                                                                                              ----------------------

                    d)             The amount of all or the portion of the Reserve
                                   Draw Amount deposited in the Finance Charge
                                   Account on or before the Transfer date of the
                                   preceding Monthly Period from the Reserve Account                              0
                                                                                              ----------------------

     10             RESERVE DRAW AMOUNT

     11             AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS
                    SERVICER INTERCHANGE]

                    a)             The amount of Class A Available Funds on deposit
                                   in the Finance Charge Account on or before the
                                   Transfer Date of the preceding Monthly Period                         17,298,654
                                                                                              ----------------------

                    b)             The amount of Class B Available Funds on
                                   deposit in the Finance Charge Account on or
                                   before the Transfer Date of the preceding
                                   Monthly Period                                                         1,415,349
                                                                                              ----------------------

                    c)             The amount of Collateral Available Funds on
                                   deposit in the Finance Charge Account on the
                                   preceding Transfer Date                                                2,254,068
                                                                                              ----------------------

     12             PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)

                    a)             The Portfolio Yield for the preceding Monthly
                                   Period                                                                    19.10%
                                                                                              ----------------------

                    b)             The Portfolio Adjusted Yield for the preceding
                                   Monthly Period                                                             9.08%
                                                                                              ----------------------


C    FLOATING RATE DETERMINATIONS

     1              LIBOR for the Interest Period ending on this
                    Distribution Date                                                         5.40000%
                                                                                              ----------------------

     2              Number of days in this interest period                                    30
                                                                                              ----------------------

     3              Interest Factor                                                           5.731670%
                                                                                              ----------------------

D    CUSIP Numbers
     1              Class A                                                                   337365AA8
                                                                                              ----------------------
     2              Class B                                                                   337365AB6
                                                                                              ----------------------

                                         FIRST UNION DIRECT BANK, N.A.
                                         SERVICER

                                         By: /s/ JAMES H. GILBRAITH, II
                                         --------------------------------
                                         James H. Gilbraith, II
                                         Managing Director
                                         First Union Direct Bank, N.A.